SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 21, 2005

Wells Real Estate Fund III, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-18407	58-1800833
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01. Disposition of Assets

Disposition of the 4400 Cox Road

On June 21, 2005, Fund III and Fund IV Associates (“Fund III-IV Associates”), a joint venture between Wells Real Estate Fund III, L.P. (the “Registrant”) and Wells Real Estate Fund IV, L.P., sold a two-story office building containing approximately 41,700 rentable square feet located in Richmond, Virginia (“4400 Cox Road”) to ASI Partners, LLC, which is the sole owner of Apex Systems, Inc. (“Apex”), the majority tenant which leases approximately 65% of 4400 Cox Road, for a gross sales price of $6,500,000, less closing costs.

The Registrant holds an equity interest of approximately 57% in Fund III-IV Associates. The net sale proceeds allocable to the Registrant as a result of the sale of 4400 Cox Road were approximately $3.6 million. The Registrant expects a gain allocation of approximately $0.8 million from the sale of 4400 Cox Road. The gain allocated as a result of the sale of 4400 Cox Road may be adjusted as additional information becomes available in subsequent periods.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of March 31, 2005	F-2

Pro Forma Statement of Operations for the year ended December 31, 2004	F-3

Pro Forma Statement of Operations for the three months ended March 31, 2005	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND III, L.P. (Registrant)

By:	WELLS CAPITAL, INC.
General Partner

	By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

Date: June 27, 2005

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WELLS REAL ESTATE FUND III, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund III, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2004 and its quarterly report filed on Form 10-Q for the three months ended March 31, 2005.

The following unaudited pro forma balance sheet as of March 31, 2005 has been prepared to give effect to the sale of a two-story office building containing approximately 41,700 square feet located in Richmond, Virginia (“4400 Cox Road”) by Fund III and Fund IV Associates (“Fund III-IV Associates”), a joint venture between the Registrant and Wells Real Estate Fund IV, L.P. as if the disposition and distribution of net proceeds therefrom occurred on March 31, 2005. The Registrant holds an equity interest of approximately 57% in Fund III-IV Associates, which owned 100% of 4400 Cox Road. Fund III-IV Associates sold 4400 Cox Road on June 21, 2005.

The following unaudited pro forma statement of operations for the year ended December 31, 2004 has been prepared to give effect to the sale of Stockbridge Village Shopping Center, Brookwood Grill, and Holcomb Bridge Property (collectively, the “Prior Dispositions”), and 4400 Cox Road as if the dispositions occurred on January 1, 2004. Fund III-IV Associates sold the Stockbridge Village Shopping Center on April 29, 2004. Fund II and Fund III Associates (“Fund II-III Associates”) and Fund II, Fund III, Fund VI and Fund VII Associates (“Fund II-III-VI-VII Associates”) sold Brookwood Grill and Holcomb Bridge Property, respectively, on July 1, 2004. The Registrant holds an equity interest of approximately 38% in Fund II-III Associates, a joint venture between the Registrant and Fund II and Fund II-OW (“Fund II-IIOW”). Fund II-IIOW is a joint venture between Wells Real Estate Fund II and Wells Real Estate Fund II-OW. The Registrant holds an equity interest of approximately 9% in Fund II-III-VI-VII Associates, a joint venture between Fund II-III Associates, Wells Real Estate Fund VI, L.P., and Wells Real Estate Fund VII, L.P. This pro forma statement of operations does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sales of the Prior Dispositions or 4400 Cox Road if the transactions had occurred on January 1, 2004.

The following unaudited pro forma statement of operations for the three months ended March 31, 2005 has been prepared to give effect to the sale of the 4400 Cox Road as if the disposition occurred on January 1, 2004. This pro forma statement of operations does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the 4400 Cox Road if the transaction had occurred on January 1, 2004.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of the Prior Dispositions and 4400 Cox Road been consummated as of January 1, 2004.

WELLS REAL ESTATE FUND III, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

MARCH 31, 2005

(Unaudited)

	Historical (a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$5,206,498	$(2,587,699	)(b)	$2,618,799
Cash and cash equivalents	2,198,090	3,557,962	(c)	5,756,052
Due from joint ventures	240,754	0		240,754

Total assets	$7,645,342	$970,263		$8,615,605

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$15,342	$0		$15,342
Due to affiliates	8,247	0		8,247

Total liabilities	23,589	0		23,589

Partners’ capital:
Limited partners:
Class A – 19,635,965 units outstanding	7,621,753	773,879	(d)	8,395,632
Class B – 2,544,540 units outstanding	0	196,384	(d)	196,384
General partners	0	0		0

Total partners’ capital	7,621,753	970,263		8,592,016

Total liabilities and partners’ capital	$7,645,342	$970,263		$8,615,605

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q as of March 31, 2005.
(b)	Reflects the Registrant’s investment in the net assets of 4400 Cox Road that was sold. This adjustment is calculated as the Registrant’s pro rata share of the allocated gain related to the sale of 4400 Cox Road of $970,263 less the Registrant’s pro rata share of the assumed distribution of net sale proceeds, less property related liabilities, from the sale of 4400 Cox Road of $(3,557,962).
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net sale proceeds, less property related liabilities, from Fund III-IV Associates as a result of the sale of 4400 Cox Road.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain allocated from the sale of 4400 Cox Road. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant’s partnership agreement.

See accompanying notes.

WELLS REAL ESTATE FUND III, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(Unaudited)

	Historical (a)	Pro Forma Adjustments				Pro Forma Total
		Prior Dispositions		4400 Cox Road
EQUITY IN INCOME OF JOINT VENTURES:	$3,276,622	$(2,840,507	)(b)	$130,137	(e)	$58,214
		(324,050	)(c)
		(183,988	)(d)
EXPENSES:
Partnership administration	139,719	0		0		139,719
Legal and accounting	47,751	0		0		47,751
Other general and administrative	2,751	0		0		2,751

Total expenses	190,221	0		0		190,221

INTEREST AND OTHER INCOME	55,440	0		0		55,440

NET INCOME (LOSS)	$3,141,841	$(3,348,545)		$130,137		$(76,567)

NET INCOME (LOSS) ALLOCATED TO LIMITED PARTNERS:
CLASS A	$2,289,224	$(2,576,677)		$16,102		$(271,351)

CLASS B	$852,617	$(771,868)		$114,035		$194,784

NET INCOME (LOSS) PER LIMITED PARTNER UNIT:
CLASS A	$0.12	$(0.13)		$0.00		$(0.01)

CLASS B	$0.34	$(0.30)		$0.04		$0.08

LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	19,635,965					19,635,965

CLASS B	2,544,540					2,544,540

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2004.
(b)	Reflects the reduction of equity in income for the year ended December 31, 2004 of Fund III-IV Associates earned by the Registrant related to Stockbridge Village Shopping Center, which was sold on April 29, 2004.
(c)	Reflects the reduction of equity in income for the year ended December 31, 2004 of Fund II-III Associates earned by the Registrant related to Brookwood Grill, which was sold on July 1, 2004.
(d)	Reflects the reduction of equity in income for the year ended December 31, 2004 of Fund II-III-VI-VII Associates earned by the Registrant related to Holcomb Bridge Property, which was sold on July 1, 2004.
(e)	Reflects the reduction of equity in income of Fund III-IV Associates earned by the Registrant related to 4400 Cox Road for the year ended December 31, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of 4400 Cox Road if the transaction had occurred on January 1, 2004.

See accompanying notes.

WELLS REAL ESTATE FUND III, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2005

(Unaudited)

	Historical (a)	Pro Forma Adjustments		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES:	$45,933	$(7,390	)(b)	$38,543
EXPENSES:
Partnership administration	29,726	0		29,726
Legal and accounting fees	11,524	0		11,524
Other general and administrative	482	0		482

Total expenses	41,732	0		41,732

OTHER INCOME	14,013	0		14,013

NET INCOME	$18,214	$(7,390)		$10,824

NET INCOME ALLOCATED TO LIMITED PARTNERS:
CLASS A	$18,214	$(7,390)		$10,824

NET INCOME PER LIMITED PARTNER UNIT:
CLASS A	$0.00			$0.00

CLASS B	$0.00			$0.00

LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	19,635,965			19,635,965

CLASS B	2,544,540			2,544,540

(a)	Historical financial information has been obtained from the Registrant’s quarterly report on Form 10-Q for the three months ended March 31, 2005.
(b)	Reflects the reduction of equity in income of Fund III-IV Associates earned by the Registrant related to 4400 Cox Road for the three months ended March 31, 2005. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of 4400 Cox Road if the transaction had occurred on January 1, 2004.

See accompanying notes.

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